UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 15, 2005

Williams-Sonoma, Inc.
(Exact name of registrant as specified in its charter)

California	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California 94109
(Address of principal executive offices)

Registrant’s telephone number, including area code	(415) 421-7900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On March 22, 2005, we disclosed on a Form 8-K filed with the Securities and Exchange Commission that due to a non-recurring $0.09 per share lease accounting charge recorded in the fourth quarter of fiscal 2004, our Compensation Committee granted bonuses on a discretionary basis outside of our 2001 Incentive Bonus Plan (the “Bonus Plan”) to our Chief Executive Officer and our four next most highly compensated executive officers reflecting each officer’s contribution to the Company’s financial results for fiscal 2004. The payment outside of our Bonus Plan was required because our Bonus Plan did not contemplate the possibility of a non-recurring adjustment affecting the earnings objectives set by the Compensation Committee under the Bonus Plan.

We have now reversed the $0.09 per share lease accounting charge. Excluding this charge, our diluted earnings per share for fiscal 2004 exceeded the earnings objectives set by the Compensation Committee under the Bonus Plan. Therefore, the Compensation Committee has determined that the bonus payments previously approved should be paid under the Bonus Plan, to the degree permitted by the Bonus Plan, and that the remaining portion should continue to be characterized as discretionary additional bonuses outside of the Bonus Plan. The total bonus amounts the officers receive remain identical to the amounts previously approved by the Compensation Committee and disclosed on our prior Form 8-K. The bonus payments under the Bonus Plan and the discretionary additional bonuses are as follows:

Named Executive Officer	Bonus Under the 2001 Incentive Plan	Discretionary Additional Bonus	Total Bonus Paid

W. Howard Lester, Chairman	$516,370	$214,930	$731,300

Edward A. Mueller, Chief Executive Officer	$516,370	$214,930	$731,300

Laura J. Alber, President, Pottery Barn Brands	$166,669	$79,331	$246,000

Patrick J. Connolly, Executive Vice President, Chief Marketing Officer	$187,825	$2,175	$190,000

Sharon L. McCollam, Executive Vice President, Chief Financial Officer	$171,037	$63,963	$235,000

Item 2.02.  Results of Operations and Financial Condition

On April 15, 2005, the Company announced via press release it is reversing a fourth quarter and fiscal year 2004 lease accounting charge based on new guidance from the SEC and the Company’s independent registered public accounting firm. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits

(c)	List of Exhibits:

99.1	Press Release dated April 15, 2005 entitled Williams-Sonoma, Inc. Reverses Fourth Quarter and Fiscal Year 2004 Lease Accounting Charge Based on New Guidance from the SEC and the Company’s Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: April 15, 2005	By:	/s/ Sharon L. McCollam
Sharon L. McCollam
Executive Vice President,
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated April 15, 2005 entitled Williams-Sonoma, Inc. Reverses Fourth Quarter and Fiscal Year 2004 Lease Accounting Charge Based on New Guidance from the SEC and the Company’s Independent Registered Public Accounting Firm.

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